BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Transition Application

FORM 43
BUSINESS CORPORATIONS ACT
Section 437

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
March 30, 2006

FILING DETAILS:	*Transition Application for:* **CYPACIFIC TRADING INC.**
Filed Date and Time:	**March 30, 2006 12:42 PM Pacific Time**
Transition Date and Time:	**Transitioned on March 30, 2006 12:42 PM Pacific Time**

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:
BC0666352

Name of Company:
CYPACIFIC TRADING INC.

NOTICE OF ARTICLES

Name of Company:
CYPACIFIC TRADING INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1100 MELVILLE STREET
6TH FLOOR
VANCOUVER BC V6E 4A6
CANADA

Delivery Address:
1100 MELVILLE STREET
6TH FLOOR
VANCOUVER BC V6E 4A6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1100 MELVILLE STREET
6TH FLOOR
VANCOUVER BC V6E 4A6
CANADA

Delivery Address:
1100 MELVILLE STREET
6TH FLOOR
VANCOUVER BC V6E 4A6
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LOUDOUN, RONALD

Mailing Address:
SUITE 7, 534 CAMBIE STREET
VANCOUVER BC V6B 2N7
CANADA

Delivery Address:
SUITE 7, 534 CAMBIE STREET
VANCOUVER BC V6B 2N7
CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	Common Shares	Without Par Value Without Special Rights or Restrictions attached

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
March 30, 2006

This Notice of Articles was issued by the Registrar on: March 30, 2006 12:42 PM Pacific Time

Incorporation Number: **BC0666352**

Recognition Date: Incorporated on March 21, 2003

NOTICE OF ARTICLES

Name of Company:

CYPACIFIC TRADING INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1100 MELVILLE STREET
6TH FLOOR
VANCOUVER BC V6E 4A6
CANADA

Delivery Address:
1100 MELVILLE STREET
6TH FLOOR
VANCOUVER BC V6E 4A6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1100 MELVILLE STREET
6TH FLOOR
VANCOUVER BC V6E 4A6
CANADA

Delivery Address:
1100 MELVILLE STREET
6TH FLOOR
VANCOUVER BC V6E 4A6
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LOUDOUN, RONALD

Mailing Address:
SUITE 7, 534 CAMBIE STREET
VANCOUVER BC V6B 2N7
CANADA

Delivery Address:
SUITE 7, 534 CAMBIE STREET
VANCOUVER BC V6B 2N7
CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	Common Shares	Without Par Value Without Special Rights or Restrictions attached